Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Uzi Sasson, President and Chief Executive Officer of Meta Materials Inc. (the “Company”), hereby certify, that, to my knowledge:

i.
the Annual Report of the Company on Form 10-K for the period ended December 31, 2023 (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
ii.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2024	By:	/s/ Uzi Sasson
Uzi Sasson
President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)